As filed with the Securities and Exchange Commission on October 30, 2017

 Registration No. 333-193160

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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NCM Financial, Inc.

(Exact Name of Small Business Issuer in its Charter)

Texas	7372	20-4859853
(State or other Jurisdiction of Incorporation)	(Primary Standard Classification Code)	(IRS Employer Identification No.)

  13155 Noel Road

Suite 900

Dallas, TX 75240

Tel. No.: 800-686-3259

 (Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 8, 2017, NCM Financial acquired the following domain properties. NCM Financial owned the rights to the domains with the .uk domain extension through ownership of the unique .co.uk domain extension. NCM Financial could acquire more domain assets for the purpose of marketing, expansion, or asset holdings. Below is a listing of the current additional domain assets acquired with the .uk rights. comerciodeacciones.com was acquired on September 26, 2017.

impliedvolatility.uk

ncmfinancial.uk

optioninvestor.uk

optionmarketresearch.uk

optionportfolio.uk

optionquotes.uk

optionscalculator.uk

optionsinvestor.uk

optionsmarketresearch.uk

optionsresearch.uk

optionstradingresearch.uk

optiontradingresearch.uk

stockoptionresearch.uk

stockoptionsoftware.uk

stockoptionsresearch.uk

comerciodeacciones.com

Item 3.02	Unregistered Sales of Equity Securities

NCM Financial, Inc. converted the series A preferred class into common class A and dissolved the preferred class A. Common Class A Shareholders own 100% of the company. Preferred Class A Shareholders converted at a price of $16.67 per share USD with the following CUSIP information.

ISSUER:	NCM FINANCIAL INC
CUSIP NUMBER:	62887D 208
ISIN NUMBER:	US62887D2080
ISSUE DESCRIPTION:	PFD

The Company has agreed to issue shareholders Series A Common Stock in the conversion. Such shares have been fully earned and are validly issued, fully paid, and nonassessable. The series A common shares are issued and priced at $5.00 USD a share with the following CUSIP information.

ISSUER:	NCM FINANCIAL INC
CUSIP NUMBER:	62887D 109
ISIN NUMBER:	US62887D1090
ISSUE DESCRIPTION:	COM

On October 9, 2017, the Company’s board rescinded the issuance of 500,000 shares of Preferred Class A Shares priced at 16.67 USD a share to OptionTech, LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of OptionTech, LLC. The company agreed to issue 1,667,000 shares of Common Class A stock to OptionTech, LLC. The Company recognized the fair market value of $8,335,000 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LEVENT AKDUMAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LEVENT AKDUMAN. The company agreed to issue 333 shares of Common Class A stock to LEVENT AKDUMAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ALPHA CAPITAL AG and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ALPHA CAPITAL AG. The company agreed to issue 333 shares of Common Class A stock to ALPHA CAPITAL AG. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ALPINE SECURITIES CORP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ALPINE SECURITIES CORP. The company agreed to issue 333 shares of Common Class A stock to ALPINE SECURITIES CORP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CHARLES N ALWORTH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CHARLES N ALWORTH. The company agreed to issue 333 shares of Common Class A stock to CHARLES N ALWORTH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AMERICAN ENTERPRISE INVESTMENT SERVICES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AMERICAN ENTERPRISE INVESTMENT SERVICES. The company agreed to issue 333 shares of Common Class A stock to AMERICAN ENTERPRISE INVESTMENT SERVICES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RAYMOND C ARNOLD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RAYMOND C ARNOLD. The company agreed to issue 333 shares of Common Class A stock to RAYMOND C ARNOLD. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ASCO NOMINEES LIMITED and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ASCO NOMINEES LIMITED. The company agreed to issue 333 shares of Common Class A stock to ASCO NOMINEES LIMITED. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GEORGE W AUCLAIR JR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GEORGE W AUCLAIR JR. The company agreed to issue 333 shares of Common Class A stock to GEORGE W AUCLAIR JR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NEAL I AZROLAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NEAL I AZROLAN. The company agreed to issue 333 shares of Common Class A stock to NEAL I AZROLAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JACOB BAKKER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JACOB BAKKER. The company agreed to issue 333 shares of Common Class A stock to JACOB BAKKER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BANKINTER SA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BANKINTER SA . The company agreed to issue 333 shares of Common Class A stock to BANKINTER SA . The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SCOTT M BARROW and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SCOTT M BARROW. The company agreed to issue 333 shares of Common Class A stock to SCOTT M BARROW. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SOURBH BAWEJA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SOURBH BAWEJA. The company agreed to issue 333 shares of Common Class A stock to SOURBH BAWEJA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JOHN HOUSTON BEEBE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JOHN HOUSTON BEEBE. The company agreed to issue 333 shares of Common Class A stock to JOHN HOUSTON BEEBE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JOSEPH D BELL JR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JOSEPH D BELL JR. The company agreed to issue 333 shares of Common Class A stock to JOSEPH D BELL JR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN SIMPLE TIME RECORDERS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN SIMPLE TIME RECORDERS. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN SIMPLE TIME RECORDERS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA SEPP FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA SEPP FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA SEPP FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BMO NESBITT BURNS INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BMO NESBITT BURNS INC. The company agreed to issue 333 shares of Common Class A stock to BMO NESBITT BURNS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BNP PARIBAS SECURITIES CORP. and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BNP PARIBAS SECURITIES CORP.. The company agreed to issue 333 shares of Common Class A stock to BNP PARIBAS SECURITIES CORP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FRITZ BOOTHE & and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FRITZ BOOTHE &. The company agreed to issue 333 shares of Common Class A stock to FRITZ BOOTHE &. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LAUREN MICHELLE BOUCHER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LAUREN MICHELLE BOUCHER. The company agreed to issue 333 shares of Common Class A stock to LAUREN MICHELLE BOUCHER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HILLIARD LYONS C/F and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HILLIARD LYONS C/F. The company agreed to issue 333 shares of Common Class A stock to HILLIARD LYONS C/F. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROGER N BOWMER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROGER N BOWMER. The company agreed to issue 333 shares of Common Class A stock to ROGER N BOWMER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AMBER BOYD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AMBER BOYD. The company agreed to issue 333 shares of Common Class A stock to AMBER BOYD. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BARBARA A BOYK and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BARBARA A BOYK. The company agreed to issue 333 shares of Common Class A stock to BARBARA A BOYK. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JASON BRANDI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JASON BRANDI. The company agreed to issue 333 shares of Common Class A stock to JASON BRANDI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BROWN BROTHERS HARRIMAN & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BROWN BROTHERS HARRIMAN & CO. The company agreed to issue 333 shares of Common Class A stock to BROWN BROTHERS HARRIMAN & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LOREN BROWN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LOREN BROWN. The company agreed to issue 333 shares of Common Class A stock to LOREN BROWN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DAVID BROWN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DAVID BROWN. The company agreed to issue 333 shares of Common Class A stock to DAVID BROWN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ALBERTO BUCKERIDGE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ALBERTO BUCKERIDGE. The company agreed to issue 333 shares of Common Class A stock to ALBERTO BUCKERIDGE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to C EDWARD VENERABLE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of C EDWARD VENERABLE. The company agreed to issue 333 shares of Common Class A stock to C EDWARD VENERABLE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CAIXA BANCO DE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CAIXA BANCO DE. The company agreed to issue 333 shares of Common Class A stock to CAIXA BANCO DE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CAIXA BANCO DE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CAIXA BANCO DE. The company agreed to issue 333 shares of Common Class A stock to CAIXA BANCO DE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KI SUN CALAMIA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KI SUN CALAMIA. The company agreed to issue 333 shares of Common Class A stock to KI SUN CALAMIA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WELLS FARGO INVESTMENTS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WELLS FARGO INVESTMENTS. The company agreed to issue 333 shares of Common Class A stock to WELLS FARGO INVESTMENTS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GUY A CALAMIA & and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GUY A CALAMIA &. The company agreed to issue 333 shares of Common Class A stock to GUY A CALAMIA &. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CANACCORD CAPITAL CORPORATION and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CANACCORD CAPITAL CORPORATION. The company agreed to issue 333 shares of Common Class A stock to CANACCORD CAPITAL CORPORATION. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS TTEE TN VALLEY AUTHORITY 401K and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS TTEE TN VALLEY AUTHORITY 401K. The company agreed to issue 333 shares of Common Class A stock to NFS TTEE TN VALLEY AUTHORITY 401K. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CDS & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CDS & CO. The company agreed to issue 333 shares of Common Class A stock to CDS & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CEDE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CEDE & CO. The company agreed to issue 333 shares of Common Class A stock to CEDE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CEEBO CORPORATION and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CEEBO CORPORATION. The company agreed to issue 333 shares of Common Class A stock to CEEBO CORPORATION. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CHARLES SCHWAB & CO INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CHARLES SCHWAB & CO INC. The company agreed to issue 333 shares of Common Class A stock to CHARLES SCHWAB & CO INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO TTEE FRP PA A/C SNPS LLC FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO TTEE FRP PA A/C SNPS LLC FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO TTEE FRP PA A/C SNPS LLC FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CIBC OPPENHEIMER CORP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CIBC OPPENHEIMER CORP. The company agreed to issue 333 shares of Common Class A stock to CIBC OPPENHEIMER CORP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CITIGROUP GLOBAL MARKETS INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CITIGROUP GLOBAL MARKETS INC. The company agreed to issue 333 shares of Common Class A stock to CITIGROUP GLOBAL MARKETS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to COMMERZBANK AG and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of COMMERZBANK AG. The company agreed to issue 333 shares of Common Class A stock to COMMERZBANK AG. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROBERT W CONNELL and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROBERT W CONNELL. The company agreed to issue 333 shares of Common Class A stock to ROBERT W CONNELL. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROBERT CHRISTOPHE COSTELLO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROBERT CHRISTOPHE COSTELLO. The company agreed to issue 333 shares of Common Class A stock to ROBERT CHRISTOPHE COSTELLO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LISA R COVAL and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LISA R COVAL. The company agreed to issue 333 shares of Common Class A stock to LISA R COVAL. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARK CROSSEN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARK CROSSEN. The company agreed to issue 333 shares of Common Class A stock to MARK CROSSEN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DALE FINANCIAL CONSULTING GROUP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DALE FINANCIAL CONSULTING GROUP. The company agreed to issue 333 shares of Common Class A stock to DALE FINANCIAL CONSULTING GROUP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DONATO W DANZI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DONATO W DANZI. The company agreed to issue 333 shares of Common Class A stock to DONATO W DANZI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES CANADA INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES CANADA INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES CANADA INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JIM DELUTES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JIM DELUTES. The company agreed to issue 333 shares of Common Class A stock to JIM DELUTES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PAUL J DEMOPOULOS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PAUL J DEMOPOULOS. The company agreed to issue 333 shares of Common Class A stock to PAUL J DEMOPOULOS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DESJARDINS SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DESJARDINS SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to DESJARDINS SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DESJARDINS SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DESJARDINS SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to DESJARDINS SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DANIEL R DILLON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DANIEL R DILLON. The company agreed to issue 333 shares of Common Class A stock to DANIEL R DILLON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARK DOORNBOS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARK DOORNBOS. The company agreed to issue 333 shares of Common Class A stock to MARK DOORNBOS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BILLY L DOVE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BILLY L DOVE. The company agreed to issue 333 shares of Common Class A stock to BILLY L DOVE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUST ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUST ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUST ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DOWNSHIRE CAPITAL INC. and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DOWNSHIRE CAPITAL INC.. The company agreed to issue 333 shares of Common Class A stock to DOWNSHIRE CAPITAL INC.. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DUNDEE SECURITIES CORPORATION and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DUNDEE SECURITIES CORPORATION. The company agreed to issue 333 shares of Common Class A stock to DUNDEE SECURITIES CORPORATION. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to E*TRADE CAPITAL MARKETS LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of E*TRADE CAPITAL MARKETS LLC. The company agreed to issue 333 shares of Common Class A stock to E*TRADE CAPITAL MARKETS LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to E*TRADE CLEARING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of E*TRADE CLEARING LLC. The company agreed to issue 333 shares of Common Class A stock to E*TRADE CLEARING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EDWARD D. JONES & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EDWARD D. JONES & CO. The company agreed to issue 333 shares of Common Class A stock to EDWARD D. JONES & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STEVEN M EISCHEN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STEVEN M EISCHEN. The company agreed to issue 333 shares of Common Class A stock to STEVEN M EISCHEN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICHARD M ENGEMAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICHARD M ENGEMAN. The company agreed to issue 333 shares of Common Class A stock to RICHARD M ENGEMAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EQUITILINK LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EQUITILINK LLC. The company agreed to issue 333 shares of Common Class A stock to EQUITILINK LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GREGG N FARRAR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GREGG N FARRAR. The company agreed to issue 333 shares of Common Class A stock to GREGG N FARRAR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ANTONIO FAZZARI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ANTONIO FAZZARI. The company agreed to issue 333 shares of Common Class A stock to ANTONIO FAZZARI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PETER FICZERE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PETER FICZERE. The company agreed to issue 333 shares of Common Class A stock to PETER FICZERE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NICK FINA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NICK FINA. The company agreed to issue 333 shares of Common Class A stock to NICK FINA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FIRST CLEARING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FIRST CLEARING LLC. The company agreed to issue 333 shares of Common Class A stock to FIRST CLEARING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FIRST CLEARING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FIRST CLEARING LLC. The company agreed to issue 333 shares of Common Class A stock to FIRST CLEARING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FISERV TRUST COMPANY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FISERV TRUST COMPANY. The company agreed to issue 333 shares of Common Class A stock to FISERV TRUST COMPANY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STATE STREET BANK TTEE CINGULAR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STATE STREET BANK TTEE CINGULAR. The company agreed to issue 333 shares of Common Class A stock to STATE STREET BANK TTEE CINGULAR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DAISY FLORES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DAISY FLORES. The company agreed to issue 333 shares of Common Class A stock to DAISY FLORES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HUMBERTO FLORES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HUMBERTO FLORES. The company agreed to issue 333 shares of Common Class A stock to HUMBERTO FLORES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FORTIS BANK (NETHERLAND) NV and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FORTIS BANK (NETHERLAND) NV. The company agreed to issue 333 shares of Common Class A stock to FORTIS BANK (NETHERLAND) NV. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FORTIS BANK (NETHERLAND) NV and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FORTIS BANK (NETHERLAND) NV. The company agreed to issue 333 shares of Common Class A stock to FORTIS BANK (NETHERLAND) NV. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICHARD GALANTE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICHARD GALANTE. The company agreed to issue 333 shares of Common Class A stock to RICHARD GALANTE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MLPF & S CUST FPO RICHARD GALANTE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MLPF & S CUST FPO RICHARD GALANTE . The company agreed to issue 333 shares of Common Class A stock to MLPF & S CUST FPO RICHARD GALANTE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN STANLEY INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN STANLEY INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN STANLEY INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to J. PETER GARTHWAITE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of J. PETER GARTHWAITE. The company agreed to issue 333 shares of Common Class A stock to J. PETER GARTHWAITE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GERLACH & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GERLACH & CO. The company agreed to issue 333 shares of Common Class A stock to GERLACH & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GERLACH & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GERLACH & CO. The company agreed to issue 333 shares of Common Class A stock to GERLACH & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GERLACH & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GERLACH & CO. The company agreed to issue 333 shares of Common Class A stock to GERLACH & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GERLACH & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GERLACH & CO. The company agreed to issue 333 shares of Common Class A stock to GERLACH & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RENE C GIARD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RENE C GIARD. The company agreed to issue 333 shares of Common Class A stock to RENE C GIARD. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GOLDMAN SACHS EXECUTION & CLEARING LP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GOLDMAN SACHS EXECUTION & CLEARING LP. The company agreed to issue 333 shares of Common Class A stock to GOLDMAN SACHS EXECUTION & CLEARING LP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GOLDMAN SACHS EXECUTION & CLEARING LP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GOLDMAN SACHS EXECUTION & CLEARING LP. The company agreed to issue 333 shares of Common Class A stock to GOLDMAN SACHS EXECUTION & CLEARING LP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GOLDMAN SACHS EXECUTION & CLEARING LP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GOLDMAN SACHS EXECUTION & CLEARING LP. The company agreed to issue 333 shares of Common Class A stock to GOLDMAN SACHS EXECUTION & CLEARING LP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GOLDMAN SACHS EXECUTION & CLEARING LP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GOLDMAN SACHS EXECUTION & CLEARING LP. The company agreed to issue 333 shares of Common Class A stock to GOLDMAN SACHS EXECUTION & CLEARING LP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to VICTOR A GOLDSTEIN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of VICTOR A GOLDSTEIN. The company agreed to issue 333 shares of Common Class A stock to VICTOR A GOLDSTEIN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DANA GORBAHN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DANA GORBAHN. The company agreed to issue 333 shares of Common Class A stock to DANA GORBAHN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KENNETH L GREGORY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KENNETH L GREGORY. The company agreed to issue 333 shares of Common Class A stock to KENNETH L GREGORY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to J ROBERT GROVES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of J ROBERT GROVES. The company agreed to issue 333 shares of Common Class A stock to J ROBERT GROVES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GUNDYCO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GUNDYCO. The company agreed to issue 333 shares of Common Class A stock to GUNDYCO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GUNDYCO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GUNDYCO. The company agreed to issue 333 shares of Common Class A stock to GUNDYCO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to H&R BLOCK FINANCIAL ADVISORS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of H&R BLOCK FINANCIAL ADVISORS. The company agreed to issue 333 shares of Common Class A stock to H&R BLOCK FINANCIAL ADVISORS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PRUDENTIAL BANK & TRUST FSB IRA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PRUDENTIAL BANK & TRUST FSB IRA . The company agreed to issue 333 shares of Common Class A stock to PRUDENTIAL BANK & TRUST FSB IRA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HARE & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HARE & CO. The company agreed to issue 333 shares of Common Class A stock to HARE & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICHARD HERB and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICHARD HERB. The company agreed to issue 333 shares of Common Class A stock to RICHARD HERB. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PAUL HESS & and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PAUL HESS &. The company agreed to issue 333 shares of Common Class A stock to PAUL HESS &. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TREVOR HOSKINS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TREVOR HOSKINS. The company agreed to issue 333 shares of Common Class A stock to TREVOR HOSKINS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HSBC TRINKAUS & BURKHARDT KGAA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HSBC TRINKAUS & BURKHARDT KGAA. The company agreed to issue 333 shares of Common Class A stock to HSBC TRINKAUS & BURKHARDT KGAA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HSBC SECURITIES (CANADA) INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HSBC SECURITIES (CANADA) INC. The company agreed to issue 333 shares of Common Class A stock to HSBC SECURITIES (CANADA) INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ICCREA BANCA SPA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ICCREA BANCA SPA. The company agreed to issue 333 shares of Common Class A stock to ICCREA BANCA SPA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SUSAN A ICKES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SUSAN A ICKES. The company agreed to issue 333 shares of Common Class A stock to SUSAN A ICKES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to INCORE BANK AG and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of INCORE BANK AG. The company agreed to issue 333 shares of Common Class A stock to INCORE BANK AG. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ING BELGIUM SA/NV and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ING BELGIUM SA/NV. The company agreed to issue 333 shares of Common Class A stock to ING BELGIUM SA/NV. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ING BANK GLOBAL CUSTODY NV and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ING BANK GLOBAL CUSTODY NV. The company agreed to issue 333 shares of Common Class A stock to ING BANK GLOBAL CUSTODY NV. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to INTERACTIVE BROKERS LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of INTERACTIVE BROKERS LLC. The company agreed to issue 333 shares of Common Class A stock to INTERACTIVE BROKERS LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to INVESTOR COMPANY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of INVESTOR COMPANY. The company agreed to issue 333 shares of Common Class A stock to INVESTOR COMPANY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to INVESTOR COMPANY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of INVESTOR COMPANY. The company agreed to issue 333 shares of Common Class A stock to INVESTOR COMPANY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CLAUDE JAQUEMOT and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CLAUDE JAQUEMOT. The company agreed to issue 333 shares of Common Class A stock to CLAUDE JAQUEMOT. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MATTHEW JANES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MATTHEW JANES. The company agreed to issue 333 shares of Common Class A stock to MATTHEW JANES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS J JANIK and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS J JANIK. The company agreed to issue 333 shares of Common Class A stock to THOMAS J JANIK. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JANNEY MONTGOMERY SCOTT LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JANNEY MONTGOMERY SCOTT LLC. The company agreed to issue 333 shares of Common Class A stock to JANNEY MONTGOMERY SCOTT LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JEFCO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JEFCO. The company agreed to issue 333 shares of Common Class A stock to JEFCO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARTHA E JENKINS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARTHA E JENKINS. The company agreed to issue 333 shares of Common Class A stock to MARTHA E JENKINS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS H JOHNSON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS H JOHNSON. The company agreed to issue 333 shares of Common Class A stock to THOMAS H JOHNSON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BETH C JOHNSON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BETH C JOHNSON. The company agreed to issue 333 shares of Common Class A stock to BETH C JOHNSON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SUNIL KANKURE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SUNIL KANKURE. The company agreed to issue 333 shares of Common Class A stock to SUNIL KANKURE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PETER KENNEDY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PETER KENNEDY. The company agreed to issue 333 shares of Common Class A stock to PETER KENNEDY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WILLIAM MORRIS KING JR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WILLIAM MORRIS KING JR. The company agreed to issue 333 shares of Common Class A stock to WILLIAM MORRIS KING JR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BRIAN K KISTLER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BRIAN K KISTLER. The company agreed to issue 333 shares of Common Class A stock to BRIAN K KISTLER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BETH L KOROTKIN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BETH L KOROTKIN. The company agreed to issue 333 shares of Common Class A stock to BETH L KOROTKIN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROLF KUHN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROLF KUHN. The company agreed to issue 333 shares of Common Class A stock to ROLF KUHN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RONALD C LAMB and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RONALD C LAMB. The company agreed to issue 333 shares of Common Class A stock to RONALD C LAMB. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LANC FAMILY PARTNERS LP and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LANC FAMILY PARTNERS LP. The company agreed to issue 333 shares of Common Class A stock to LANC FAMILY PARTNERS LP. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to FRANCOIS LAPORTE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of FRANCOIS LAPORTE. The company agreed to issue 333 shares of Common Class A stock to FRANCOIS LAPORTE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LARKO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LARKO. The company agreed to issue 333 shares of Common Class A stock to LARKO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JEFFERY H LEE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JEFFERY H LEE. The company agreed to issue 333 shares of Common Class A stock to JEFFERY H LEE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS A LEWIS CUST and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS A LEWIS CUST. The company agreed to issue 333 shares of Common Class A stock to THOMAS A LEWIS CUST. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS A LEWIS CUST and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS A LEWIS CUST. The company agreed to issue 333 shares of Common Class A stock to THOMAS A LEWIS CUST. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS A LEWIS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS A LEWIS. The company agreed to issue 333 shares of Common Class A stock to THOMAS A LEWIS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to COLIN LIM and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of COLIN LIM. The company agreed to issue 333 shares of Common Class A stock to COLIN LIM. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS LOCKERBIE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS LOCKERBIE. The company agreed to issue 333 shares of Common Class A stock to THOMAS LOCKERBIE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SCOTT J LYFTOGT and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SCOTT J LYFTOGT. The company agreed to issue 333 shares of Common Class A stock to SCOTT J LYFTOGT. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MADISON & WALL WORLDWIDE INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MADISON & WALL WORLDWIDE INC. The company agreed to issue 333 shares of Common Class A stock to MADISON & WALL WORLDWIDE INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MAGID & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MAGID & CO. The company agreed to issue 333 shares of Common Class A stock to MAGID & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TERRY E MALIN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TERRY E MALIN. The company agreed to issue 333 shares of Common Class A stock to TERRY E MALIN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to R WILLIAM MANNING and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of R WILLIAM MANNING. The company agreed to issue 333 shares of Common Class A stock to R WILLIAM MANNING. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JACK MANZI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JACK MANZI. The company agreed to issue 333 shares of Common Class A stock to JACK MANZI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PANKAJ MARATHE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PANKAJ MARATHE. The company agreed to issue 333 shares of Common Class A stock to PANKAJ MARATHE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WARREN MARKS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WARREN MARKS. The company agreed to issue 333 shares of Common Class A stock to WARREN MARKS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SCOTT ARNOLD MARTIN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SCOTT ARNOLD MARTIN. The company agreed to issue 333 shares of Common Class A stock to SCOTT ARNOLD MARTIN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MICHAEL A MATRONE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MICHAEL A MATRONE. The company agreed to issue 333 shares of Common Class A stock to MICHAEL A MATRONE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS IRA FBO ROBERT J MATTEIS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS IRA FBO ROBERT J MATTEIS. The company agreed to issue 333 shares of Common Class A stock to NFS IRA FBO ROBERT J MATTEIS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GEMMA MATTHEWS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GEMMA MATTHEWS. The company agreed to issue 333 shares of Common Class A stock to GEMMA MATTHEWS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JOHN D MCCLOSKEY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JOHN D MCCLOSKEY. The company agreed to issue 333 shares of Common Class A stock to JOHN D MCCLOSKEY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WALTER MCGOWAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WALTER MCGOWAN. The company agreed to issue 333 shares of Common Class A stock to WALTER MCGOWAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STEPHEN MCKAY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STEPHEN MCKAY. The company agreed to issue 333 shares of Common Class A stock to STEPHEN MCKAY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KENNETH MCKINNY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KENNETH MCKINNY. The company agreed to issue 333 shares of Common Class A stock to KENNETH MCKINNY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to GILBERT MCWHIRTER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of GILBERT MCWHIRTER. The company agreed to issue 333 shares of Common Class A stock to GILBERT MCWHIRTER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RAUL MELECIO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RAUL MELECIO. The company agreed to issue 333 shares of Common Class A stock to RAUL MELECIO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MERRILL LYNCH PIERCE FENNER & SMITH INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MERRILL LYNCH PIERCE FENNER & SMITH INC. The company agreed to issue 333 shares of Common Class A stock to MERRILL LYNCH PIERCE FENNER & SMITH INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MERRILL LYNCH PIERCE FENNER & SMITH INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MERRILL LYNCH PIERCE FENNER & SMITH INC. The company agreed to issue 333 shares of Common Class A stock to MERRILL LYNCH PIERCE FENNER & SMITH INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MESIROW FINANCIAL INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MESIROW FINANCIAL INC. The company agreed to issue 333 shares of Common Class A stock to MESIROW FINANCIAL INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PAUL R METIVIER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PAUL R METIVIER. The company agreed to issue 333 shares of Common Class A stock to PAUL R METIVIER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN SIMPLE PAUL R METIVIER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN SIMPLE PAUL R METIVIER. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN SIMPLE PAUL R METIVIER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LORI METZGER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LORI METZGER. The company agreed to issue 333 shares of Common Class A stock to LORI METZGER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HILLIARD LYONS C/F and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HILLIARD LYONS C/F. The company agreed to issue 333 shares of Common Class A stock to HILLIARD LYONS C/F. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DARYL W MICHAELS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DARYL W MICHAELS. The company agreed to issue 333 shares of Common Class A stock to DARYL W MICHAELS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EDWARD R MIERS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EDWARD R MIERS. The company agreed to issue 333 shares of Common Class A stock to EDWARD R MIERS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN KEEGAN & CO INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN KEEGAN & CO INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN KEEGAN & CO INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN STANLEY INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN STANLEY INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN STANLEY INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN STANLEY INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN STANLEY INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN STANLEY INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN STANLEY INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN STANLEY INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN STANLEY INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MORGAN STANLEY INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MORGAN STANLEY INC. The company agreed to issue 333 shares of Common Class A stock to MORGAN STANLEY INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS TTEE EQUISTAR NONREPRESENTED and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS TTEE EQUISTAR NONREPRESENTED. The company agreed to issue 333 shares of Common Class A stock to NFS TTEE EQUISTAR NONREPRESENTED. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS TTEE UPS/IPA 401K SAVINGS PLAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS TTEE UPS/IPA 401K SAVINGS PLAN. The company agreed to issue 333 shares of Common Class A stock to NFS TTEE UPS/IPA 401K SAVINGS PLAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NATIONAL FINANCIAL SERVICES LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NATIONAL FINANCIAL SERVICES LLC. The company agreed to issue 333 shares of Common Class A stock to NATIONAL FINANCIAL SERVICES LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NATIXIS BLEICHROEDER INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NATIXIS BLEICHROEDER INC. The company agreed to issue 333 shares of Common Class A stock to NATIXIS BLEICHROEDER INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NBCN INC. and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NBCN INC.. The company agreed to issue 333 shares of Common Class A stock to NBCN INC.. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICK NEITENBACH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICK NEITENBACH. The company agreed to issue 333 shares of Common Class A stock to RICK NEITENBACH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EMMETT A LARKIN CO INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EMMETT A LARKIN CO INC. The company agreed to issue 333 shares of Common Class A stock to EMMETT A LARKIN CO INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NEWEDGE USA LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NEWEDGE USA LLC. The company agreed to issue 333 shares of Common Class A stock to NEWEDGE USA LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HAN N NGUYEN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HAN N NGUYEN. The company agreed to issue 333 shares of Common Class A stock to HAN N NGUYEN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to IGNATIUS NORONHA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of IGNATIUS NORONHA. The company agreed to issue 333 shares of Common Class A stock to IGNATIUS NORONHA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NORTH AMERICAN CLEARING INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NORTH AMERICAN CLEARING INC. The company agreed to issue 333 shares of Common Class A stock to NORTH AMERICAN CLEARING INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NANCY J NOYES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NANCY J NOYES. The company agreed to issue 333 shares of Common Class A stock to NANCY J NOYES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DENNIS J OLSON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DENNIS J OLSON. The company agreed to issue 333 shares of Common Class A stock to DENNIS J OLSON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to OPPENHEIMER & CO INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of OPPENHEIMER & CO INC. The company agreed to issue 333 shares of Common Class A stock to OPPENHEIMER & CO INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to OPTIONSXPRESS INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of OPTIONSXPRESS INC. The company agreed to issue 333 shares of Common Class A stock to OPTIONSXPRESS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to OPTIONSXPRESS INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of OPTIONSXPRESS INC. The company agreed to issue 333 shares of Common Class A stock to OPTIONSXPRESS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to OPTIONSXPRESS INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of OPTIONSXPRESS INC. The company agreed to issue 333 shares of Common Class A stock to OPTIONSXPRESS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SINNADURAI PARAMADEVAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SINNADURAI PARAMADEVAN. The company agreed to issue 333 shares of Common Class A stock to SINNADURAI PARAMADEVAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SINNADURAI PARAMADEVAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SINNADURAI PARAMADEVAN. The company agreed to issue 333 shares of Common Class A stock to SINNADURAI PARAMADEVAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BRADLEY R PARKER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BRADLEY R PARKER. The company agreed to issue 333 shares of Common Class A stock to BRADLEY R PARKER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SYLVIA PAWLYSHYN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SYLVIA PAWLYSHYN. The company agreed to issue 333 shares of Common Class A stock to SYLVIA PAWLYSHYN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES CANADA INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES CANADA INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES CANADA INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES CANADA INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES CANADA INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES CANADA INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES CANADA INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES CANADA INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES CANADA INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES CANADA INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES CANADA INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES CANADA INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PENSON FINANCIAL SERVICES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PENSON FINANCIAL SERVICES INC. The company agreed to issue 333 shares of Common Class A stock to PENSON FINANCIAL SERVICES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PERELMAN-CARLEY & ASSOCIATES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PERELMAN-CARLEY & ASSOCIATES INC. The company agreed to issue 333 shares of Common Class A stock to PERELMAN-CARLEY & ASSOCIATES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PERSHING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PERSHING LLC. The company agreed to issue 333 shares of Common Class A stock to PERSHING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PERSHING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PERSHING LLC. The company agreed to issue 333 shares of Common Class A stock to PERSHING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PERSHING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PERSHING LLC. The company agreed to issue 333 shares of Common Class A stock to PERSHING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PERSHING LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PERSHING LLC. The company agreed to issue 333 shares of Common Class A stock to PERSHING LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PFSI FBO KENNETH F TROFATTER R/O IRA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PFSI FBO KENNETH F TROFATTER R/O IRA. The company agreed to issue 333 shares of Common Class A stock to PFSI FBO KENNETH F TROFATTER R/O IRA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CHRISTOPHER JOHN PHILPOT and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CHRISTOPHER JOHN PHILPOT. The company agreed to issue 333 shares of Common Class A stock to CHRISTOPHER JOHN PHILPOT. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RALPH POGUE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RALPH POGUE. The company agreed to issue 333 shares of Common Class A stock to RALPH POGUE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WILLIAM R POTTS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WILLIAM R POTTS. The company agreed to issue 333 shares of Common Class A stock to WILLIAM R POTTS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DELAWARE CHARTER GUARANTEE & TRU CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DELAWARE CHARTER GUARANTEE & TRU CO . The company agreed to issue 333 shares of Common Class A stock to DELAWARE CHARTER GUARANTEE & TRU CO . The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to R DAVID PRESTON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of R DAVID PRESTON. The company agreed to issue 333 shares of Common Class A stock to R DAVID PRESTON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PRIMEVEST FINANCIAL SERVICES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PRIMEVEST FINANCIAL SERVICES INC. The company agreed to issue 333 shares of Common Class A stock to PRIMEVEST FINANCIAL SERVICES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PRIVATBANK IHAG ZURICH AG and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PRIVATBANK IHAG ZURICH AG. The company agreed to issue 333 shares of Common Class A stock to PRIVATBANK IHAG ZURICH AG. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JPMORGAN CHASE BANK ROTH CUST IRA OF and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JPMORGAN CHASE BANK ROTH CUST IRA OF. The company agreed to issue 333 shares of Common Class A stock to JPMORGAN CHASE BANK ROTH CUST IRA OF. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KAYLEE PUSTI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KAYLEE PUSTI. The company agreed to issue 333 shares of Common Class A stock to KAYLEE PUSTI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to QTRADE SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of QTRADE SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to QTRADE SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RAYMOND JAMES & ASSOCIATES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RAYMOND JAMES & ASSOCIATES. The company agreed to issue 333 shares of Common Class A stock to RAYMOND JAMES & ASSOCIATES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RBC DOMINION SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RBC DOMINION SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to RBC DOMINION SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RENTA 4 SOCIEDAD DE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RENTA 4 SOCIEDAD DE . The company agreed to issue 333 shares of Common Class A stock to RENTA 4 SOCIEDAD DE . The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JOSE V RESTREPO TOD ON FILE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JOSE V RESTREPO TOD ON FILE. The company agreed to issue 333 shares of Common Class A stock to JOSE V RESTREPO TOD ON FILE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STEVEN W. RICH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STEVEN W. RICH. The company agreed to issue 333 shares of Common Class A stock to STEVEN W. RICH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROBERT W BAIRD & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROBERT W BAIRD & CO. The company agreed to issue 333 shares of Common Class A stock to ROBERT W BAIRD & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to THOMAS C ROSE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of THOMAS C ROSE. The company agreed to issue 333 shares of Common Class A stock to THOMAS C ROSE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARCO ROTERT and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARCO ROTERT. The company agreed to issue 333 shares of Common Class A stock to MARCO ROTERT. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TIMOTHY ROTH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TIMOTHY ROTH. The company agreed to issue 333 shares of Common Class A stock to TIMOTHY ROTH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CHRIS SCIBELLI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CHRIS SCIBELLI. The company agreed to issue 333 shares of Common Class A stock to CHRIS SCIBELLI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SCOTIA CAPITAL INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SCOTIA CAPITAL INC. The company agreed to issue 333 shares of Common Class A stock to SCOTIA CAPITAL INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 111 shares of Preferred Class A Shares priced at 16.67 USD a share to SCOTTRADE INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SCOTTRADE INC. The company agreed to issue 370 shares of Common Class A stock to SCOTTRADE INC. The Company recognized the fair market value of $1,850 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AUBREY SEILER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AUBREY SEILER. The company agreed to issue 333 shares of Common Class A stock to AUBREY SEILER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS ROLLOVER IRA FBO BUNRID and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS ROLLOVER IRA FBO BUNRID. The company agreed to issue 333 shares of Common Class A stock to NFS ROLLOVER IRA FBO BUNRID. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SHARE NOMINEES LTD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SHARE NOMINEES LTD. The company agreed to issue 333 shares of Common Class A stock to SHARE NOMINEES LTD. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TOVIA SHMELTZER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TOVIA SHMELTZER. The company agreed to issue 333 shares of Common Class A stock to TOVIA SHMELTZER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SIGLER & CO. and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SIGLER & CO.. The company agreed to issue 333 shares of Common Class A stock to SIGLER & CO.. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUSTODIAN ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUSTODIAN ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUSTODIAN ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BRENT J SMITH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BRENT J SMITH. The company agreed to issue 333 shares of Common Class A stock to BRENT J SMITH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EDWARD J SMITH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EDWARD J SMITH. The company agreed to issue 333 shares of Common Class A stock to EDWARD J SMITH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 1,137 shares of Preferred Class A Shares priced at 16.67 USD a share to SOMERSET CAPITAL LTD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SOMERSET CAPITAL LTD. The company agreed to issue 3,791 shares of Common Class A stock to SOMERSET CAPITAL LTD. The Company recognized the fair market value of $18,955 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SOUTHWEST SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SOUTHWEST SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to SOUTHWEST SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DAVID M SPEARS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DAVID M SPEARS. The company agreed to issue 333 shares of Common Class A stock to DAVID M SPEARS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STATE STREET BANK & TRUST CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STATE STREET BANK & TRUST CO. The company agreed to issue 333 shares of Common Class A stock to STATE STREET BANK & TRUST CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARLA J STAUTH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARLA J STAUTH. The company agreed to issue 333 shares of Common Class A stock to MARLA J STAUTH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STERNE AGEE & LEACH INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STERNE AGEE & LEACH INC. The company agreed to issue 333 shares of Common Class A stock to STERNE AGEE & LEACH INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to STIFELNICOLAUS & CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of STIFELNICOLAUS & CO. The company agreed to issue 333 shares of Common Class A stock to STIFELNICOLAUS & CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS TTEE LLGM THRIFT PLAN FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS TTEE LLGM THRIFT PLAN FBO. The company agreed to issue 333 shares of Common Class A stock to NFS TTEE LLGM THRIFT PLAN FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SWISS AMERICAN SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SWISS AMERICAN SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to SWISS AMERICAN SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SWISS AMERICAN SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SWISS AMERICAN SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to SWISS AMERICAN SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SWISS AMERICAN SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SWISS AMERICAN SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to SWISS AMERICAN SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to SWISS AMERICAN SECURITIES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of SWISS AMERICAN SECURITIES INC. The company agreed to issue 333 shares of Common Class A stock to SWISS AMERICAN SECURITIES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DEANE W TABER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DEANE W TABER. The company agreed to issue 333 shares of Common Class A stock to DEANE W TABER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AG TAFLIAFERRO TTEE ANAREIDA N and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AG TAFLIAFERRO TTEE ANAREIDA N. The company agreed to issue 333 shares of Common Class A stock to AG TAFLIAFERRO TTEE ANAREIDA N. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to L JEANNE TANNER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of L JEANNE TANNER. The company agreed to issue 333 shares of Common Class A stock to L JEANNE TANNER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to CONNIE TANNER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of CONNIE TANNER. The company agreed to issue 333 shares of Common Class A stock to CONNIE TANNER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to PANITNAN TANTAPAKUL and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of PANITNAN TANTAPAKUL. The company agreed to issue 333 shares of Common Class A stock to PANITNAN TANTAPAKUL. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to LYNDA TAN and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of LYNDA TAN. The company agreed to issue 333 shares of Common Class A stock to LYNDA TAN. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KEITH BARRY TAYLOR and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KEITH BARRY TAYLOR. The company agreed to issue 333 shares of Common Class A stock to KEITH BARRY TAYLOR. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TD AMERITRADE CLEARING INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TD AMERITRADE CLEARING INC. The company agreed to issue 333 shares of Common Class A stock to TD AMERITRADE CLEARING INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to BASEL A TEFFAHA and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of BASEL A TEFFAHA. The company agreed to issue 333 shares of Common Class A stock to BASEL A TEFFAHA. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to MARK A TELLINGER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of MARK A TELLINGER. The company agreed to issue 333 shares of Common Class A stock to MARK A TELLINGER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TERRA NOVA FINANCIALLLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TERRA NOVA FINANCIALLLC. The company agreed to issue 333 shares of Common Class A stock to TERRA NOVA FINANCIALLLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CUST ROTH IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CUST ROTH IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CUST ROTH IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to JOHN ALFRED TETZLAFF and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of JOHN ALFRED TETZLAFF. The company agreed to issue 333 shares of Common Class A stock to JOHN ALFRED TETZLAFF. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROBERT THOMAS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROBERT THOMAS. The company agreed to issue 333 shares of Common Class A stock to ROBERT THOMAS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA ROLLOVER FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA ROLLOVER FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA ROLLOVER FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to NFS CO CUST IRA FBO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of NFS CO CUST IRA FBO. The company agreed to issue 333 shares of Common Class A stock to NFS CO CUST IRA FBO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ADRIAN JERMAINE THOMPSON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ADRIAN JERMAINE THOMPSON. The company agreed to issue 333 shares of Common Class A stock to ADRIAN JERMAINE THOMPSON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DIANA THORNOCK and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DIANA THORNOCK. The company agreed to issue 333 shares of Common Class A stock to DIANA THORNOCK. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ROANA THORNOCK and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ROANA THORNOCK. The company agreed to issue 333 shares of Common Class A stock to ROANA THORNOCK. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RYAN R TURRI and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RYAN R TURRI. The company agreed to issue 333 shares of Common Class A stock to RYAN R TURRI. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to UBS FINANCIAL SERVICES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of UBS FINANCIAL SERVICES. The company agreed to issue 333 shares of Common Class A stock to UBS FINANCIAL SERVICES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to UBS FINANCIAL SERVICES INC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of UBS FINANCIAL SERVICES INC. The company agreed to issue 333 shares of Common Class A stock to UBS FINANCIAL SERVICES INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to UBS SECURITIES LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of UBS SECURITIES LLC. The company agreed to issue 333 shares of Common Class A stock to UBS SECURITIES LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to UNION SECURITIES LTD and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of UNION SECURITIES LTD. The company agreed to issue 333 shares of Common Class A stock to UNION SECURITIES LTD. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to UNION VALOREN AG and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of UNION VALOREN AG. The company agreed to issue 333 shares of Common Class A stock to UNION VALOREN AG. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to HILLIARD LYONS C/F and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of HILLIARD LYONS C/F. The company agreed to issue 333 shares of Common Class A stock to HILLIARD LYONS C/F. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to US BANCORP INVESTMENTS INC. and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of US BANCORP INVESTMENTS INC.. The company agreed to issue 333 shares of Common Class A stock to US BANCORP INVESTMENTS INC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to USAA INVESTMENT MANAGEMENT CO and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of USAA INVESTMENT MANAGEMENT CO. The company agreed to issue 333 shares of Common Class A stock to USAA INVESTMENT MANAGEMENT CO. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICHARD L VANDENBERGH and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICHARD L VANDENBERGH. The company agreed to issue 333 shares of Common Class A stock to RICHARD L VANDENBERGH. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to VANGUARD BROKERAGE SERVICES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of VANGUARD BROKERAGE SERVICES. The company agreed to issue 333 shares of Common Class A stock to VANGUARD BROKERAGE SERVICES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to VANGUARD BROKERAGE SERVICES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of VANGUARD BROKERAGE SERVICES. The company agreed to issue 333 shares of Common Class A stock to VANGUARD BROKERAGE SERVICES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to VANGUARD BROKERAGE SERVICES and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of VANGUARD BROKERAGE SERVICES. The company agreed to issue 333 shares of Common Class A stock to VANGUARD BROKERAGE SERVICES. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WACHOVIA SECURITIES LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WACHOVIA SECURITIES LLC. The company agreed to issue 333 shares of Common Class A stock to WACHOVIA SECURITIES LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to KENNETH WALDNER and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of KENNETH WALDNER. The company agreed to issue 333 shares of Common Class A stock to KENNETH WALDNER. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AMY WATSON and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AMY WATSON. The company agreed to issue 333 shares of Common Class A stock to AMY WATSON. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to WELLS FARGO INVESTMENTS LLC and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of WELLS FARGO INVESTMENTS LLC. The company agreed to issue 333 shares of Common Class A stock to WELLS FARGO INVESTMENTS LLC. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DWONE WILLIAMS and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DWONE WILLIAMS. The company agreed to issue 333 shares of Common Class A stock to DWONE WILLIAMS. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to AMY WINE and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of AMY WINE. The company agreed to issue 333 shares of Common Class A stock to AMY WINE. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DALE WORRELL AND and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DALE WORRELL AND. The company agreed to issue 333 shares of Common Class A stock to DALE WORRELL AND. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RICHARD MICHAEL WRAY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RICHARD MICHAEL WRAY. The company agreed to issue 333 shares of Common Class A stock to RICHARD MICHAEL WRAY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to TIMOTHY C WRIGHT and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of TIMOTHY C WRIGHT. The company agreed to issue 333 shares of Common Class A stock to TIMOTHY C WRIGHT. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to RYAN YAMNIUK and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of RYAN YAMNIUK. The company agreed to issue 333 shares of Common Class A stock to RYAN YAMNIUK. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to DANIEL J YECKLEY and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of DANIEL J YECKLEY. The company agreed to issue 333 shares of Common Class A stock to DANIEL J YECKLEY. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to EPHIREM YEGEZU and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of EPHIREM YEGEZU. The company agreed to issue 333 shares of Common Class A stock to EPHIREM YEGEZU. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

On October 9, 2017, the Company’s board rescinded the issuance of 100 shares of Preferred Class A Shares priced at 16.67 USD a share to ANTHONY M ZELISKO & and converted the Preferred Class A Shares into Common Class A Shares priced at 5.00 USD a share in the name of ANTHONY M ZELISKO &. The company agreed to issue 333 shares of Common Class A stock to ANTHONY M ZELISKO &. The Company recognized the fair market value of $1,665 USD to exchange the Anti-Dilutive preferred class A Shares for Common Class A Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCM FINANCIAL, INC.

	By:	/s/ Michael Noel
Dated: October 30, 2017		Michael Noel
Chief Executive Officer and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer).